UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2010

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15175 (Commission File Number)	77-0019522 (I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment of 1997 Employee Stock Purchase Plan and Approval of 2011 Executive Cash Performance Bonus Plan

1997 Employee Stock Purchase Plan

On April 21, 2011, at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Adobe Systems Incorporated (the “Company”) approved an amendment to the Company’s 1997 Employee Stock Purchase Plan (the “ESPP”) that increased the maximum number of shares of the Company’s common stock that may be issued under the ESPP by 17 million shares, for an aggregate reserve of 93 million shares. The amendment to the ESPP previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors of the Company (the “Board of Directors”).

A summary of the ESPP amendment is set forth in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 10, 2011 (the “Proxy Statement”). That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

2011 Executive Cash Performance Bonus Plan

On April 21, 2011, at the Annual Meeting, our stockholders approved a new Executive Cash Performance Bonus Plan (the “2011 Executive Master Bonus Plan”), which will allow bonuses paid under it to “covered employees” to qualify as deductible “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2011 Executive Master Bonus Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors.

A summary of the 2011 Executive Master Bonus Plan is set forth in our Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2011 Executive Master Bonus Plan, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2011 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         Amendment to Certificate of Incorporation and Bylaws

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that our Board of Directors be divided into two classes, with each class having a two-year term.

Certificate of Amendment to Restated Certificate of Incorporation

On April 21, 2011, at the Annual Meeting, our stockholders approved a Certificate of Amendment to our Restated Certificate of Incorporation (the “Amendment”) to declassify the Board of Directors and provide for the annual election of all directors. The Amendment was filed with the Secretary of State of the State of Delaware on April 21, 2011 and was effective as of such date. Pursuant to the Amendment, directors who have been elected to two-year terms prior to the filing of the Amendment (including directors elected at the 2011 Annual Meeting), will complete those terms. Thereafter, their successors will be elected to one-year terms and from and after the 2013 Annual Meeting, all directors will stand for election annually. The foregoing description is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Certificate of Elimination

On April 25, 2011, we filed a Certificate of Elimination of Series A Preferred Stock (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware to eliminate the designation of 2,000,000 shares of our Preferred Stock as Series A Preferred Stock. The Certificate of Elimination was effective on April 25, 2011. With the filing of the Certificate of Elimination, we once again have 2,000,000 shares of undesignated Preferred Stock. No shares of Series A Preferred Stock were outstanding and no shares of Preferred Stock are currently designated or outstanding. The foregoing description is qualified in its entirety by reference to the text of the Certificate of Elimination, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Restated Certificate of Incorporation

On April 25, 2011, we filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation, which integrated all prior amendments to the Restated Certificate of Incorporation, including the Amendment and the Certificate of Elimination, but did not further amend the provisions of the certificate of incorporation. The Restated Certificate of Incorporation was effective on April 25, 2011. The foregoing description is qualified in its entirety by reference to the text of the Restated Certificate of Incorporation, which is filed as Exhibit 3.3 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Our Board of Directors previously approved certain amendments to our Amended and Restated Bylaws (the “Restated Bylaws”), which became effective upon the filing of the Amendment, with the Secretary of State of the State of Delaware on April 21, 2011, as follows:

•                                          Article III, Section 5(b)(i) of our Restated Bylaws was amended to require stockholder nominees for director to provide a statement as to whether such nominee, if elected, will comply with our policies and procedures as applicable to the Board of Directors.

•                                          Article IV, Section 15 of our Restated Bylaws was clarified to state that abstentions would have no effect on whether the votes cast for a nominee’s election to the Board of Directors exceed the votes cast against such nominee’s election.

•                                          Article IV, Section 17 of our Restated Bylaws was amended to eliminate the Board of Director’s classified structure in the same manner as the Amendment.

The foregoing description is qualified in its entirety by reference to the text of the Restated Bylaws, which are filed as Exhibit 3.4 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 21, 2011, the Company’s stockholders approved the seven proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement.

1. Elect four Class II members of the Board of Directors to serve for a two-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Robert K. Burgess	368,234,222	17,585,061	372,700	50,254,774
Daniel Rosensweig	370,154,539	15,657,224	380,220	50,254,774
Robert Sedgewick	369,453,911	16,376,856	361,216	50,254,774
John E. Warnock	378,701,497	7,153,102	337,384	50,254,774

2.  Approve the amendment of the 1997 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
376,734,282	8,871,454	586,247	50,254,774

3.  Approve the adoption of the 2011 Executive Cash Performance Bonus Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
375,088,575	10,109,168	994,240	50,254,774

4. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 2, 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
430,157,650	5,543,327	745,780	—

5.  Approve the Certificate of Amendment to the Restated Certificate of Incorporation of Adobe Systems Incorporated to eliminate our classified Board structure.

Votes For	Votes Against	Abstentions	Broker Non-Votes
433,503,779	2,135,108	807,870	—

6.  Approve an advisory resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
224,536,924	155,782,087	5,872,972	50,254,774

7. Advisory vote on the frequency of the advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstentions
352,324,630	690,805	32,510,666	665,882

Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of the advisory vote on executive compensation, on April 21, 2011 the Board of Directors resolved that the Company will hold an advisory vote on executive compensation annually.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Adobe Systems Incorporated				X
3.2	Certificate of Elimination of Series A Preferred Stock of Adobe Systems Incorporated				X
3.3	Restated Certificate of Incorporation of Adobe Systems Incorporated				X
3.4	Amended and Restated Bylaws				X
10.1	1997 Employee Stock Purchase Plan, as amended				X
10.2	2011 Executive Cash Performance Bonus Plan	8-K	1/28/2011	10.4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 26, 2011	By:	/s/ KAREN COTTLE
Karen Cottle
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Adobe Systems Incorporated				X
3.2	Certificate of Elimination of Series A Preferred Stock of Adobe Systems Incorporated				X
3.3	Restated Certificate of Incorporation of Adobe Systems Incorporated				X
3.4	Amended and Restated Bylaws				X
10.1	1997 Employee Stock Purchase Plan, as amended				X
10.2	2011 Executive Cash Performance Bonus Plan	8-K	1/28/2011	10.4